UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 28, 2026
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TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16202 Bay Vista Drive, Clearwater, Florida	33760
(Address of principal executive offices)	(Zip Code)
(727) 539-7429
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On July 28, 2026, the Compensation Committee of the Board of Directors of TD SYNNEX Corporation (the “Company”) approved forms of Notice of Hyve Solutions Performance-Based Restricted Stock Unit Award and Performance-Based Restricted Stock Unit Agreement for U.S. and non-U.S. participants (collectively, the “Award Agreements”), copies of which are filed as Exhibits 10.1 and 10.2 to this report, and incorporated herein by reference. The Award Agreements will be used for new awards of performance-based restricted stock units. Such awards may be granted to officers and employees of the Company pursuant to the Company’s 2020 Stock Incentive Plan and the applicable Award Agreement. The Award Agreements relate to performance-based restricted stock units that would vest based on the achievement of performance targets relating to the financial performance of Hyve Solutions US Global Holding Corporation (“Hyve Solutions”) over a three-year performance period, conditioned on continuous service for the Hyve Solutions business through the end of such performance period. The non-U.S. form of Award Agreement consolidates various country-specific forms of award agreement into uniform non-US global templates, each with an appendix for any disclosures or agreements that are specific to employees in a particular country.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Document
10.1#	Form of Notice of Hyve Solutions Performance-Based Restricted Stock Unit Award and Performance-Based Restricted Stock Unit Agreement (U.S.)

10.2#	Form of Notice of Hyve Solutions Performance-Based Restricted Stock Unit Award and Performance-Based Restricted Stock Unit Agreement (non-U.S.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
# Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2026	TD SYNNEX CORPORATION

	By:	/s/ David Vetter
David Vetter
Chief Legal Officer and Corporate Secretary